Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

15. INCOME TAXES

Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax (expense) benefit consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

Income (loss) from operations before income taxes:
Domestic[1]	$66.5	$12.8	$24.6
Foreign	30.1	(31.5)	131.2

Total income (loss) before income taxes	$96.6	$(18.7)	$155.8

Income tax (expense) benefit:
Current:
Domestic[1]	$(15.6)	$0.6	$(0.1)
Foreign	(447.4)	(137.7)	37.4

Current income tax (expense) benefit	(463.0)	(137.1)	37.3

Deferred:
Domestic[1]	(22.2)	(0.9)	(0.1)
Foreign	41.6	71.8	(56.7)

Deferred income tax benefit (expense)	19.4	70.9	(56.8)

Total income tax expense	$(443.6)	$(66.2)	$(19.5)

[1]	Since JHI SE became an Irish parent holding company during fiscal year 2011, domestic represents both Ireland and The Netherlands for fiscal year 2011. For fiscal years 2010 and 2009, domestic represents The Netherlands.

Income tax (expense) benefit computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax (expense) benefit is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

Income tax (expense) benefit at statutory tax rates	$(18.3)	$8.3	$(47.0)
US state income taxes, net of the federal benefit	(1.7)	(3.7)	(2.9)
Asbestos – effect of foreign exchange	(31.7)	(66.4)	51.2
Benefit from Dutch financial risk reserve regime	–	3.2	1.8
Expenses not deductible	(4.0)	(3.7)	(7.8)
Non-assessable items	–	2.0	1.6
Income (losses) not available for carryforward	0.7	(0.6)	(4.1)
Repatriation of foreign earnings	(32.6)	–	–
Change in reserves	(0.2)	(2.2)	(13.4)
Amortisation of intangibles	(5.9)	–	–
Taxes on foreign income	(2.0)	(1.6)	(2.7)
State amended returns and audit	–	(2.2)	3.0
Tax assessment in dispute	(349.1)	–	–
Other permanent items	1.2	0.7	0.8

Total income tax expense	$ (443.6)	$ (66.2)	$ (19.5)

Effective tax rate	-459.2%	354.0%	12.5%

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2011	2010

Deferred tax assets:
Asbestos liability	$461.9	$436.6
Other provisions and accruals	35.7	37.4
Net operating loss carryforwards	32.5	9.9
Capital loss carryforwards	34.3	30.4
Prepayments	–	2.8
Other	–	0.2

Total deferred tax assets	564.4	517.3

Valuation allowance	(43.1)	(39.2)

Total deferred tax assets, net of valuation allowance	521.3	478.1

Deferred tax liabilities:
Depreciable and amortisable assets	(114.9)	(115.7)
Accrued interest income	–	(12.0)
Foreign currency movements	–	(0.3)
Unremitted earnings	(32.6)	–
Other	(4.2)	–

Total deferred tax liabilities	(151.7)	(128.0)

Net deferred tax assets	$369.6	$350.1

The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realised. The Company has established a valuation allowance pertaining to all of its Australian and European capital loss carry-forwards. The valuation allowance increased by US$3.9 million during fiscal year 2011 due to foreign currency movements.

At 31 March 2011, the Company had Australian and Irish tax loss carry-forwards of approximately US$47.1 million and US$23.6 million, respectively, that will never expire. The Company has a US tax loss carry-forward of US$18.7 million that will expire in 2031.

At 31 March 2011, the Company had US$114.3 million in Australian capital loss carry-forwards which will never expire. At 31 March 2011, the Company had a 100% valuation allowance against the Australian capital loss carry-forwards.

At 31 March 2011, the Company had European tax loss carry-forwards of approximately US$33.3 million that are available to offset future taxable income, of which US$24.0 million will never expire. Carry-forwards of US$9.4 million will expire in fiscal years 2014 through 2019. At 31 March 2011, the Company had a 100% valuation allowance against the European tax loss carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realisation of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realise its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2011. In the future, based on review of the empirical evidence by management at that time, if management determines that realisation of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realisable value.

At 31 March 2011, the undistributed earnings of non-Irish subsidiaries approximated US$930.5 million. Subsequent to 31 March 2011, the Company adopted a plan to reorganise its subsidiary holding company structure. As a result, the Company has recognised deferred taxes of US$32.6 million on undistributed earnings of its US subsidiaries, as it intends to remit US earnings as part of the Company’s plan. At 31 March 2011, the undistributed earnings of US subsidiaries approximated US$651.4 million. Except as noted above, the Company intends to indefinitely reinvest its undistributed earnings of other non-Irish subsidiaries and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to undistributed earnings is impracticable to determine at this time.

The Company is subject to ongoing reviews by taxing jurisdictions on various tax matters, including challenges to various positions the Company asserts on its income tax returns. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognises a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

In fiscal years 2011, 2010 and 2009, the Company recorded an income tax expense of nil, US$2.2 million, and an income tax benefit of US$3.0 million, respectively, as a result of the finalisation of certain tax audits (whereby certain matters were settled), the expiration of the statute of limitations related to certain tax positions and adjustments to income tax balances based on the filing of amended income tax returns, which give rise to the benefit recorded by the Company.

The Company or its subsidiaries files income tax returns in various jurisdictions including the United States, The Netherlands, Australia, the Philippines and Ireland. The Company is no longer subject to US federal examinations by US Internal Revenue Service (“IRS”) for tax years prior to tax year 2008. The Company is no longer subject to examinations by The Netherlands tax authority, for tax years prior to tax year 2005. The Company is no longer subject to Australian federal examinations by the Australian Taxation Office (“ATO”) for tax years prior to tax year 2007.

In connection with the Company’s re-domicile from The Netherlands to Ireland, the Company became an Irish tax resident on 29 June 2010. While the Company was domiciled in The Netherlands, the Company derived significant tax benefits under the US-Netherlands tax treaty. The treaty was amended during fiscal year 2005 and became effective for the Company on 1 February 2006. The amended treaty provided, among other things, requirements that the Company must meet for the Company to qualify for treaty benefits and its effective income tax rate. During fiscal year 2006, the Company made changes to its organisational and operational structure to satisfy the requirements of the amended treaty and believes that it was in compliance and qualified for treaty benefits while the Company was domiciled in The Netherlands. However, if during a subsequent tax audit or related process, the Internal Revenue Service (“IRS”) determines that these changes did not meet the requirements, the Company may not qualify for treaty benefits and its effective income tax rate could significantly increase beginning in the fiscal year that such determination is made, and it could be liable for taxes owed for calendar year 2008 and subsequent periods in which the Company was domiciled in The Netherlands.

The Company believes that it is more likely than not that it was in compliance and should qualify for treaty benefits for calendar year 2008 and subsequent periods in which the Company was domiciled in The Netherlands. Therefore, the Company believes that the requirements for recording a liability have not been met and therefore it has not recorded any liability at 31 March 2011.

ATO Settlement
As announced on 12 December 2008, the Company and the ATO reached an agreement that finalised tax audits being conducted by the ATO on the Company’s Australian income tax returns for the years ended 31 March 2002 and 31 March 2004 through 31 March 2006 and settled all outstanding issues arising from these tax audits. With the exception of the assessment in respect of RCI for the 1999 financial year, the settlement concluded ATO audit activities for all years prior to the year ended 31 March 2007.

The agreed settlement, made without concessions or admissions of liability by either the Company or the ATO, required the Company to pay an amount of US$101.6 million (A$153.0 million) in December 2008.

Dutch Exit Tax
In connection with implementing Stage 1 of the Company’s proposal to re-domicile its corporate seat from The Netherlands to Ireland, the Company incurred a tax liability that arose from: (i) a capital gain on the transfer of its intellectual property from The Netherlands to a newly-formed James Hardie entity and (ii) the exit from the Dutch Financial Risk Reserve regime.

The Dutch Tax Authority (the “DTA”) reviewed the Company’s assessed fair value of the intellectual property as performed by a third party valuation firm. Based on the DTA’s review, the Company incurred a capital gain and Dutch tax liability, which has been deferred and included in non-current Other Assets, net of amortisation, on the Company’s consolidated balance sheet as of 31 March 2011 and is being amortised on a straight-line basis over the remaining useful life of the intellectual property.

Unrecognised Tax Benefits
A reconciliation of the beginning and ending amount of unrecognised tax benefits and interest and penalties are as follows:

	Unrecognised	Interest and
(US$ millions)	tax benefits	Penalties

Balance at 1 April 2008	$61.9	$47.0
Additions for tax positions of the current year	1.7	–
Additions (deletions) for tax positions of prior year	37.3	(14.3)
Settlements paid during the current period	(72.0)	(39.6)
Foreign currency translation adjustment	(16.6)	(9.1)

Balance at 31 March 2009	$12.3	$(16.0)
Additions for tax positions of the current year	1.2	–
Additions (deletions) for tax positions of prior year	4.4	(4.1)
Other reductions for the tax positions of prior periods	(10.2)	(0.6)
Foreign currency translation adjustment	–	(6.2)

Balance at 31 March 2010	$7.7	$(26.9)
Additions for tax positions of the current year	0.1	–
Additions for tax positions of prior year	153.3	195.8
Other reductions for the tax positions of prior periods	(0.4)	(0.2)
Foreign currency translation adjustment	24.8	27.6

Balance at 31 March 2011	$185.5	$196.3

As of 31 March 2011, the total amount of unrecognised tax benefits and the total amount of interest and penalties accrued related to unrecognised tax benefits that, if recognised, would affect the effective tax rate is US$185.5 million and US$196.3 million, respectively.

The Company recognises penalties and interest accrued related to unrecognised tax benefits in income tax expense. During the year ended 31 March 2011 and 2010, the total amount of interest and penalties recognised in tax expense was an expense of US$195.6 million and a benefit of US$4.7 million, respectively.

Except for the liability associated with the ATO amended assessment as disclosed in Note 14, the liabilities associated with uncertain tax benefits are included in other non-current liabilities on the Company’s consolidated balance sheet.

A number of years may lapse before an uncertain tax position is audited and ultimately settled. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognised tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the settlement of ongoing litigation, the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.